UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

             WORLDWIDE INSURANCE TRUST - WORLDWIDE REAL ESTATE FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31, 2004

Date of reporting period: DECEMBER 31, 2004

Item 1. Report to Shareholders.



                                                                  VAN ECK GLOBAL
--------------------------------------------------------------------------------

                                                       Worldwide Insurance Trust
--------------------------------------------------------------------------------

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2004






                                                      WORLDWIDE REAL ESTATE FUND

[GRAPHIC OMITTED]









                         GLOBAL INVESTMENTS SINCE 1955

The information in the shareholder letter represents the personal opinions of the management team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the views of the management team members are as of December 31, 2004, and are subject to change.

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that the Van Eck Worldwide Real Estate Fund's total return was 36.21% for 2004. This performance significantly outpaced the broader stock market (which gained 10.87% as measured by the S&P 500 Index(1)) and is in line with the benchmark Citigroup World Property Index,(2) which gained 36.56% for the year. The U.S.-only Morgan Stanley REIT Index(3) rose 31.49%. While past performance is no guarantee of future results, 2004 marks the fifth calendar year in which real estate investments have outperformed the general financial markets, offering investors diversification benefits while providing relatively attractive yields.

While the Fund's assets continued to be concentrated in domestic real estate markets, over 30% of the Fund was allocated to real estate markets outside of the U.S. throughout the year. The Fund's international exposure sets it apart from its peers and, for the year 2004, helped the Fund to outperform the category average--one that is comprised of mostly funds limited to U.S. real estate investments. According to Morningstar, Inc., a provider of independent investment research, the average return among real estate funds within variable annuity products was 32.28%.


MARKET AND ECONOMIC REVIEW
REITs (Real Estate Investment Trusts) enjoyed a strong year as a result of economic growth, improving real estate fundamentals and rising real estate asset values. The heady returns seen in the sector surprised those who thought an improving stock market and rising interest rates would negatively impact real estate investments. REIT prices had fallen significantly during the second quarter on concerns that they were overvalued and that a rising interest rate environment would likely be negative for the group. However, REITs have rebounded over 40% since mid-May. We have seen higher occupancy levels and rents for most property types, higher-than-expected reported earnings for many real estate companies, higher earnings expectations, and higher real estate asset values.

Cyclical property types such as apartments and hotels demonstrated some of the largest improvements in fundamentals, as occupancies moved higher and rental rates improved. Office and industrial companies generally performed well also, but those in low-barrier, high-supply markets have generally not seen a significant improvement in fundamentals. Regional malls were the best performing property sector in 2004 as properties remained occupied and demand for space from retailers remained strong. Healthcare REITs, which are generally more sensitive to interest rates, also performed well. Self-storage REITs experienced the most dramatic swing in earnings and investors responded to rapidly improving fundamentals. On the other side of the performance spectrum, the manufactured housing sector was the worst performing group, having experienced the worst reported earnings of any property type.


FUND REVIEW
As reported to you at mid-year, the Fund continues to focus a large amount of its assets in the real estate markets of the U.S. and Canada (55.0% and 11.2% of Fund net assets at December 31, respectively). During the year, we added to the Fund's North American hotel and apartment sectors. The hotel sector has seen limited new construction and strong REVPAR (revenue per available room) growth and is, in our opinion, the most appealing sector. While we believed rising rates would dampen the affordability and attractiveness of homes and benefit the apartment sector, the rental market underperformed significantly as housing continued to take demand from the group.

Early in the year, we reduced the Fund's exposure to the Japanese real estate market from 12.0% at yearend 2003 to approximately 8% at mid-year. At yearend, the allocation stood at 10.1%. Our exposure here helped the Fund to significantly outperform its U.S.-only counterparts through mid-year as the Japanese real estate market rallied through the first part of the year along with the country's financial market. However, Japanese real estate underperformed in the second half of the year despite continuing improvement in fundamentals

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

(land prices rose for the first time in fifteen years) as Japanese economic growth appeared to slow.

Spain and the UK remained the Fund's largest allocations among European real estate markets throughout the year (4.1% and 4.3% of Fund net assets at December
31). Overall, Fund holdings within these countries benefited performance. Spanish real estate shares were strong performers as vacancy rates stabilized and the shares continued to trade at a discount to NAV (net asset value). Eurozone growth has been lackluster but, in our view, rents appeared to have stabilized.

                                      * * *

As a diversified portfolio of global real estate securities, the Fund is positioned to move into the most attractive markets as they emerge, while diversifying against adverse conditions in any single real estate market. Many countries currently have adopted some form of REIT-like structure (with more likely to follow), giving investors increased opportunity to participate in global real estate investments. Though the Fund remains concentrated in North American real estate companies, we continue to seek favorable real estate market trends worldwide, ranging from short-term cyclical opportunities to broader long-term trends.

Investors should be aware that the Fund is subject to certain risks associated with international investing, the real estate industry in general and REITs in particular. Real estate investing can be risky by definition, and the Fund takes on additional risk by investing in real estate companies in emerging markets. If certain investment vehicles fail, the Fund may end up holding actual real estate in settlement of investment claims, and this property may be hard to sell. In addition, the Fund is subject to all the risks associated with companies in the real estate industry such as declines in property values, adverse economic conditions, overbuilding and competition. Risks associated with international investing include currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

We would like to thank you for your participation in the Van Eck Worldwide Real Estate Fund. We look forward to helping you meet your investment goals in the future.


[PHOTO OMITTED]            [PHOTO OMITTED]

/s/ Derek S. Van Eck       /s/ Samuel R. Halpert
DEREK S. VAN ECK           SAMUEL R. HALPERT
MANAGEMENT TEAM MEMBER     MANAGEMENT TEAM MEMBER

January 13, 2005


THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE INFORMATION REFLECTS CURRENT TEMPORARY WAIVERS OF EXPENSES AND/OR FEES. HAD THE FUND INCURRED ALL EXPENSES, INVESTMENT RETURNS WOULD HAVE BEEN REDUCED. INVESTMENT RETURN AND VALUE OF SHARES OF THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THESE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DIVIDENDS AND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THESE RETURNS DO NOT TAKE VARIABLE ANNUITY/LIFE FEES AND EXPENSES INTO ACCOUNT. PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END IS AVAILABLE BY CALLING 1-800-826-2333.

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

(1) The S&P (Standard & Poor's) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small-stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

(2) The Citigroup World Property Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country's total "float" (share total) of companies eligible for the index.

(3) The Morgan Stanley REIT (RMS) Index is a total return index of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------


                            GEOGRAPHICAL WEIGHTINGS*
                       AS OF DECEMBER 31, 2004 (UNAUDITED)

  [THE FOLLOWING INFORMATION REPRESENTS A PIE CHART IN THE PRINTED DOCUMENT.]

                           Germany              1.6%
                           United States       55.0%
                           Italy                0.7%
                           France               1.2%
                           Cash/Equivalents
                           plus Other Assets
                           Less Liabilities     7.4%
                           Canada              11.2%
                           Japan               10.1%
                           United Kingdom       4.3%
                           Spain                4.1%
                           Hong Kong            2.5%
                           Austrailia           1.9%








                 ---------------------------------------------
                               SECTOR BREAKDOWN*
                       AS OF DECEMBER 31, 2004 (UNAUDITED)
                 ---------------------------------------------
                   Diversified ....................... 27.0%
                   Hotels ............................ 13.6%
                   Apartments ........................ 12.2%
                   Office ............................ 10.9%
                   Regional Malls ....................  8.0%
                   Industrial ........................  5.7%
                   Forest Products ...................  4.5%
                   Healthcare ........................  3.4%
                   Shopping Centers ..................  2.4%
                   Storage ...........................  2.0%
                   Home Building .....................  0.7%
                   Land ..............................  0.7%
                   Other .............................  1.5%
                   Cash/Equivalents ..................  7.6%
                   Other Assets Less Liabilities ..... (0.2)%
                 ---------------------------------------------


---------------
*PERCENTAGE OF NET ASSETS.
PORTFOLIO IS SUBJECT TO CHANGE.

                           WORLDWIDE REAL ESTATE FUND
                TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 2004*
--------------------------------------------------------------------------------
TIMBERWEST FOREST CORP.
(CANADA, 4.4%)

TimberWest is uniquely positioned as the largest owner of private forest lands in western Canada. The company's 334,000 hectares are located on Vancouver Island. TimberWest also owns renewable Crown harvest rights and operates a lumber mill located near Campbell River, British Columbia.

SIMON PROPERTY GROUP, INC.
(U.S., 4.3%)

Simon Property is a self-administered and self-managed real estate investment trust. The company is engaged in the ownership, operation, management, leasing, acquisition, expansion and development of real estate properties, primarily regional malls and community shopping centers.

MERISTAR HOSPITALITY CORP.
(U.S., 4.3%)

MeriStar Hospitality is a hotel real estate investment trust and a hotel management company. The company owns hotel and resort properties in the United States and Canada. Through Interstate Hotels & Resorts, MeriStar manages hotels and resorts in the United States, Canada, and the Caribbean.

BROOKFIELD PROPERTIES CORP.
(CANADA, 3.9%)

Brookfield Properties is a North American office property company. The company owns and manages a portfolio of properties in Canada and the U.S., and also develops master-planned residential communities.

MITSUBISHI ESTATE CO. LTD.
(JAPAN, 3.3%)

Mitsubishi Estate invests in real estate properties in Japan and the United States. The company leases, manages, and develops commercial buildings in central Tokyo. Mitsubishi Estate also develops and sells residential properties and parking lots and manages recreational facilities including golf and tennis clubs.

MITSUI FUDOSAN CO. LTD.
(JAPAN, 3.1%)

Mitsui Fudosan provides overall real estate services such as leasing, subdivision, construction, sales and maintenance of office buildings and residential houses. The company also manufactures building materials, operates commercial facilities including hotels and golf courses and provides financial services.

LA QUINTA CORP.
(U.S., 3.1%)

La Quinta owns, manages and franchises hotels. The company owns and operates limited service hotels under the La Quinta Inns and La Quinta Inn Suites names in the United States.

PROLOGIS
(U.S., 3.1%)

ProLogis provides distribution facilities and services. The company owns, manages and develops distribution facilities in various markets throughout North America, Europe and Japan.

POST PROPERTIES, INC.
(U.S., 2.9%)

Post Properties develops and operates upscale multi-family apartment communities in the Southeastern and Southwestern United States. The company operates as a self-administered and self-managed real estate investment trust whose primary business consists of developing and managing Post brand-name apartment communities for its own account.

LIBERTY PROPERTY TRUST
(U.S., 2.8%)

Liberty Property Trust is a real estate investment trust, which owns suburban office and industrial properties. The company operates through its Liberty Property Limited Partnership subsidiary.



------------
*PORTFOLIO IS SUBJECT TO CHANGE.
COMPANY DESCRIPTIONS COURTESY OF BLOOMBERG.COM.

                           WORLDWIDE REAL ESTATE FUND
                       EXPLANATION OF EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 to December 31, 2004.


ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                                                   Beginning            Ending            Expenses Paid
                                                                 Account Value       Account Value       During Period*
                                                                 July 1, 2004      December 31, 2004     7/1/04-12/31/04
--------------------------------------------------------------------------------------------------------------------------
Initial Class        Actual                                        $1,000.00           $1,215.80             $6.13
                     Hypothetical (5% return before expenses)      $1,000.00           $1,019.61             $5.58
--------------------------------------------------------------------------------------------------------------------------
Class R1             Actual                                        $1,000.00           $1,216.50             $6.13
                     Hypothetical (5% return before expenses)      $1,000.00           $1,019.61             $5.58
--------------------------------------------------------------------------------------------------------------------------

* Expenses are equal Fund's annualized expense ratio of 1.10% on Initial Class and 1.10% on Class R1 shares, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

                           WORLDWIDE REAL ESTATE FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

THESE GRAPHS COMPARE A HYPOTHETICAL $10,000 INVESTMENT IN THE VAN ECK WORLDWIDE REAL ESTATE FUND MADE AT ITS INCEPTION (INITIAL CLASS AND CLASS R1) WITH A SIMILAR INVESTMENT IN THE CITIGROUP WORLD PROPERTY INDEX AND THE STANDARD & POOR'S 500 INDEX.
               VAN ECK WORLDWIDE REAL ESTATE FUND (INITIAL CLASS)
                     vs. Citigroup World Property Index and
                     Standard & Poor's 500 Index (unaudited)

  [THE FOLLOWING PLOT POINTS REPRESENT A LINE GRAPH IN THE PRINTED DOCUMENT.]

                 Van Eck Worldwide
                 Real Estate Fund    Citigroup World     Standard & Poor's
                 (Initial Class)(1)  Property Index         500 Index
                 -----------------  -----------------   ------------------
      Jun-23-97         10000              10000              10000
                        10930            10204.8            10795.2
                        10990            9710.73            10190.9
                        11980              10178            10748.7
                        11850            8803.24            10390.2
         Nov-97         11770            8737.28            10870.8
                        11960             8579.5            11057.3
                        11880             8262.2            11179.5
                        12169            8897.65            11985.3
                        12458            8830.83            12598.6
         Apr-98         12213            8487.24            12725.3
                        11869            8001.38            12506.9
                        11769            7775.48            13014.5
                        11024            7251.25            12876.3
                         9935            6508.45            11016.5
         Sep-98         10069            6886.53            11722.3
                        10180            7329.71              12675
                        10535               7525            13442.9
                        10602            7441.37              14217
                        10491            7232.28            14811.3
         Feb-99         10411            7175.38            14351.3
                        10445            7375.84            14925.3
                        11456            8056.99            15503.3
                        11819            7990.17            15137.7
                        11740            8110.02            15977.1
         Jul-99         11240            8035.01            15478.7
                        11002            7943.18            15402.1
                        10797            7629.33            14980.4
                        10479            7472.41              15928
                        10196            7571.56            16251.7
         Dec-99         10389            7791.86            17208.3
                        10184            7569.41            16343.8
                         9975            7268.93            16034.7
                        10486            7651.75            17602.4
                        10939            7701.76              17073
         May-00         10718            7513.36            16722.5
                        11148            7998.36            17134.9
                        11880             8352.3            16867.2
                        11636            8450.16            17914.3
                        11868            8515.26            16968.8
         Oct-00         11287            8108.73            16896.8
                        11566            8219.09            15565.6
                        12333            8820.49              15642
                        12309            8917.49            16196.6
                        12142            8886.88            14720.7
          Mar-01        11951            8476.03            13788.6
                        12286            8705.38            14859.3
                        12584            8797.21              14959
                        13134            9080.88              14595
                        12955            8915.76            14451.3
          Aug-01        13289            9229.61            13547.6
                        12441            8566.13            12453.7
                        12118            8482.07            12691.3
                        12704            8796.34            13664.5
                        12991            8963.61            13784.3
          Jan-02        13098            8879.98            13583.3
                        13209            8968.79            13321.3
                        13874            9411.54            13822.3
                        14133            9723.23            12984.7
                        14491            10021.1            12889.4
          Jun-02        14515            9984.05            11971.6
                        13221            9526.64            11038.7
                        12839            9370.58            11110.9
                        12457            8983.88             9904.5
                        12002            8884.72            10775.4
          Nov-02        12359             9212.8              11409
                        12408            9217.97            10739.1
                        12075            9055.87            10458.3
                        12151            9103.72            10301.2
                        12063             9057.6            10400.9
          Apr-03        12353            9403.78            11257.3
                        13033              10125            11849.8
                        13286            10353.9            12001.2
                        13802            10767.4            12212.9
                        14281            11126.1            12450.6
          Sep-03        14861            11637.8            12318.8
                        15353            12054.7            13014.8
                        15857            12432.3            13129.2
                        16689            13008.3            13817.3
                        17596            13682.1            14070.7
          Feb-04        18301            14111.5            14266.3
                        19428            14713.3            14051.1
                        17353            13145.4            13830.5
                        18096            13741.2            14020.3
                        18698            14065.4            14292.9
          Jul-04        18647            14145.5            13819.9
                        19325            14983.6            13875.8
                        19415            15124.6              14026
                        20375            15766.1            14240.3
                        21490            16859.4            14816.5
          Dec-04        22732            17764.3            15320.7

--------------------------------------------------------------------------------
 Average Annual Total Return 12/31/04          1 Year   5 Year   Since Inception
--------------------------------------------------------------------------------
 Van Eck Worldwide Real Estate Fund
 (Initial Class)(1)                            36.21%   16.95%         11.52%
--------------------------------------------------------------------------------
 Citigroup World Property Index                36.56%   17.90%         7.95%
--------------------------------------------------------------------------------
 Standard & Poor's 500 Index                   10.87%   (2.30)%        5.84%
--------------------------------------------------------------------------------

                  VAN ECK WORLDWIDE REAL ESTATE FUND (CLASS R1)
                     vs. Citigroup World Property Index and
                     Standard & Poor's 500 Index (unaudited)

  [THE FOLLOWING PLOT POINTS REPRESENT A LINE GRAPH IN THE PRINTED DOCUMENT.]


                 Van Eck Worldwide
                 Real Estate Fund    Citigroup World     Standard & Poor's
                 (Initial Class)(1)  Property Index         500 Index
                 -----------------  -----------------   ------------------
        May-1-04       10000               10000               10000
          May-04       10369             10453.2             10137.2
          Jun-04       10738             10699.9             10334.3
          Jul-04       10716             10760.9             9992.31
          Aug-04       11100             11398.4             10032.7
          Sep-04       11159             11505.6             10141.4
          Oct-04       11705             11993.6             10296.3
          Nov-04       12339             12825.3             10712.9
          Dec-04       13063             13513.7             11077.5

--------------------------------------------------------------------------------
 Total Return 12/31/04                               Since Inception
--------------------------------------------------------------------------------
 Van Eck Worldwide Real Estate Fund
 (Class R1)(1)                                            30.63%
--------------------------------------------------------------------------------
 Citigroup World Property Index                           35.14%
--------------------------------------------------------------------------------
 Standard & Poor's 500 Index                              10.77%
--------------------------------------------------------------------------------

(1) INCEPTION DATE FOR THE VAN ECK WORLDWIDE REAL ESTATE FUND WAS 6/23/97 (INITIAL CLASS) AND 5/1/04 (CLASS R1); index returns are calculated as of nearest month end (6/30/97 and 4/30/04, respectively).

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE INFORMATION REFLECTS CURRENT TEMPORARY WAIVERS OF EXPENSES AND/OR FEES. HAD THE FUND INCURRED ALL EXPENSES, INVESTMENT RETURNS WOULD HAVE BEEN REDUCED. INVESTMENT RETURN AND VALUE OF SHARES OF THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THESE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DIVIDENDS AND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THESE RETURNS DO NOT TAKE VARIABLE ANNUITY/LIFE FEES AND EXPENSES INTO ACCOUNT. PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END IS AVAILABLE BY CALLING 1-800-826-2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The Citigroup World Property Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country's total "float" (share total) of companies eligible for the index.

The Standard & Poor's (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small-stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

                           WORLDWIDE REAL ESTATE FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2004
--------------------------------------------------------------------------------
         NO. OF                                                         VALUE
COUNTRY  SHARES        SECURITIES (a)                                  (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
AUSTRALIA: 1.9%
        60,000 Lend Lease Corp. Ltd.                                $   621,253
                                                                    -----------
CANADA: 11.2%
         5,000 BPO Properties Ltd.                                      162,480
         6,400 Brookfield Homes Corp.                                   216,960
           500 Brookfield Properties Corp.                               18,718
        31,500 Brookfield Properties Corp. (USD)                      1,178,100
        50,000 Genisis Land Development Corp.+                          104,154
       195,000 Killam Properties, Inc.+                                 333,083
        20,000 Parkbridge Lifestyle
                 Communities, Inc.+                                      76,657
       110,000 TimberWest Forest Corp.
                 (Stapled Units)                                      1,382,161
                                                                    -----------
                                                                      3,472,313
                                                                    -----------
FRANCE: 1.2%
         2,500 Unibail                                                  392,128
                                                                    -----------
GERMANY: 1.6%
        30,000 IVG Immobilien AG                                        485,588
                                                                    -----------
HONG KONG: 2.5%
       300,000 Hang Lung Properties Ltd.                                463,142
        30,000 Sun Hung Kai Properties Ltd.                             300,077
                                                                    -----------
                                                                        763,219
                                                                    -----------
ITALY: 0.7%
       200,000 Beni Stabili S.p.A.                                      203,175
                                                                    -----------
JAPAN: 10.1%
         8,000 Goldcrest Co. Ltd.                                       552,664
        88,000 Mitsubishi Estate Co. Ltd.                             1,027,487
        80,000 Mitsui Fudosan Co. Ltd.                                  969,107
        45,000 Sumitomo Realty &
                 Development Co. Ltd.                                   584,967
                                                                    -----------
                                                                      3,134,225
                                                                    -----------
SPAIN: 4.1%
        10,000 Inmobiliaria Colonial, S.A.                              400,932
        34,540 Inmobiliaria Urbis, S.A.                                 499,658
         4,865 Metrovacesa, S.A.                                        225,366
        10,000 Sacyr Vallehermoso, S.A.                                 164,572
                                                                    -----------
                                                                      1,290,528
                                                                    -----------
UNITED KINGDOM: 4.3%
        32,160 British Land Co. PLC                                     552,275
        10,000 Eurocastle Investment Ltd.                               222,147
        20,562 Land Securities Group PLC                                551,727
                                                                    -----------
                                                                      1,326,149
                                                                    -----------
UNITED STATES: 54.7%
        20,000 AMB Property Corp.                                       807,800
        21,000 Apartment Investment &
                 Management Co. (Class A)                               809,340
        22,000 Archstone-Smith Trust                                    842,600
        12,000 Boston Properties, Inc.                                  776,040
        25,500 Crescent Real Estate Equities Co.                        465,630
        30,000 Equity Inns, Inc.                                        352,200
        18,000 General Growth Properties, Inc.                          650,880
         2,500 Great Wolf Resorts, Inc.+                                 55,850
        20,300 Hilton Hotels Corp.                                      461,622
        10,000 Kimco Realty Corp.                                       579,900
       105,400 La Quinta Corp. Paired CFT+                              958,086
        20,000 Liberty Property Trust                                   864,000
        49,400 Lodgian, Inc.+                                           607,620
        30,000 LTC Properties, Inc.                                     597,300
         8,000 Macerich Co. (The)                                       502,400
       159,500 MeriStar Hospitality Corp.+                            1,331,825
        16,500 Mesabi Trust                                             222,090
        15,500 National Health Investors, Inc.                          452,290
        26,000 Post Properties, Inc.                                    907,400
        22,000 ProLogis                                                 953,260
        11,000 Public Storage, Inc.                                     613,250
        19,468 Simon Property Group, Inc.                             1,258,996
         9,000 SL Green Realty Corp.                                    544,950
         8,000 Starwood Hotels & Resorts
                 Worldwide, Inc. Paired CFT                             467,200
        14,250 United Dominion Realty Trust, Inc.                       353,400
        10,000 Urstadt Biddle Properties (Class A)                      170,500
        18,000 Vail Resorts, Inc.+                                      403,560
                                                                    -----------
                                                                     17,009,989
                                                                    -----------
TOTAL COMMON STOCKS: 92.3%
(Cost:$17,810,733)                                                   28,698,567
                                                                    -----------
CONVERTIBLE PREFERRED STOCK: 0.3%
UNITED STATES: 0.3%
         1,500 Simon Property Group, L.P.
               6.00% 12/31/49
               (Cost:$80,325 )                                           88,830
                                                                    -----------

                        See Notes to Financial Statements

                           WORLDWIDE REAL ESTATE FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2004
--------------------------------------------------------------------------------
SHORT-TERM                             DATE OF                         VALUE
OBLIGATION: 7.6%                       MATURITY      COUPON           (NOTE 1)
--------------------------------------------------------------------------------
Repurchase Agreement (Note 10)
Purchased on 12/31/04;
maturity value $2,348,215
(with State Street Bank & Trust
Co., collateralized by
$2,350,000 Federal Home
Loan Bank--4.125%
due 1/14/05 with a
value of $2,397,000)
(Cost: $2,348,000)                      1/03/05       1.10%         $ 2,348,000
                                                                    -----------
TOTAL INVESTMENTS: 100.2%
(COST: $20,239,058)                                                  31,135,397
OTHER ASSETS LESS
  LIABILITIES: (0.2)%                                                   (58,328)
                                                                    -----------
NET ASSETS: 100%                                                    $31,077,069
                                                                    ===========

SUMMARY OF                        SUMMARY OF
INVESTMENTS          % OF         INVESTMENTS            % OF
BY INDUSTRY           NET         BY INDUSTRY             NET
(UNAUDITED)         ASSETS        (UNAUDITED)           ASSETS
-----------        --------       -----------          --------
Apartments            12.2%       Regional Malls           8.0%
Diversified           27.0%       Shopping Centers         2.4%
Forest Products        4.5%       Storage                  2.0%
Healthcare             3.4%       Other                    1.5%
Home Building          0.7%       Short-Term
Hotels                13.6%         Obligation             7.6%
Industrial             5.7%       Other assets less
Land                   0.7%         liabilities           (0.2)%
Office                10.9%                              -----
                                                         100.0%
                                                         =====
-------------
(a)  Unless otherwise indicated, securities owned are shares of common stock.
+    Non-Income Producing

                        See Notes to Financial Statements

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS:
Investments, at value (cost $20,239,058) (Note 1) .........................................                 $31,135,397
Cash ......................................................................................                         668
Foreign currency (cost $16,497) ...........................................................                       3,547
Receivables:
  Capital shares sold .....................................................................                     628,886
  Dividends and interest ..................................................................                     104,787
Prepaid expense ...........................................................................                       6,088
                                                                                                            -----------
      Total assets ........................................................................                  31,879,373
                                                                                                            -----------
LIABILITIES:
Payables:
  Capital shares redeemed .................................................................                     749,689
  Accounts payable ........................................................................                      52,615
                                                                                                            -----------
      Total liabilities ...................................................................                     802,304
                                                                                                            ===========
Net assets ................................................................................                 $31,077,069
                                                                                                            ===========
INITIAL CLASS SHARES:
Net assets ................................................................................                 $28,162,531
                                                                                                            ===========
Shares outstanding ........................................................................                   1,586,197
                                                                                                            ===========
Net asset value, redemption and offering price per share ..................................                      $17.75
                                                                                                            ===========
CLASS R1 SHARES:
Net assets ................................................................................                 $ 2,914,538
                                                                                                            ===========
Shares outstanding ........................................................................                     164,674
                                                                                                            ===========
Net asset value, redemption and offering price per share ..................................                      $17.70
                                                                                                            ===========
Net assets consist of:
  Aggregate paid in capital ...............................................................                 $19,149,086
  Unrealized appreciation of investments and foreign currency transactions ................                  10,896,818
  Undistributed net investment income .....................................................                     811,899
  Accumulated realized gain ...............................................................                     219,266
                                                                                                            -----------
                                                                                                            $31,077,069
                                                                                                            ===========
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004
INCOME (NOTE 1):
Dividends (net of foreign taxes withheld of $21,829) ......................................                 $ 1,082,749
Interest ..................................................................................                      37,632
                                                                                                            -----------
      Total income ........................................................................                   1,120,381
                                                                                                            -----------
EXPENSES:
Management (Note 2) .......................................................................     $236,915
Professional ..............................................................................       36,159
Reports to shareholders ...................................................................       28,411
Transfer agency -- Initial Class Shares ...................................................       12,009
Transfer agency -- Class R1 Shares ........................................................        7,969
Custodian .................................................................................       10,587
Trustees' fees and expenses ...............................................................        6,729
Other .....................................................................................       13,465
                                                                                                --------
      Total expenses ......................................................................      352,244
Expenses assumed by the Adviser (Note 2) ..................................................      (69,397)
                                                                                                --------
      Net expense .........................................................................                     282,847
                                                                                                            -----------
Net investment income .....................................................................                     837,534
                                                                                                            -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized gain from security transactions ..................................................                   1,317,931
Realized gain from foreign currency transactions ..........................................                       2,994
Change in unrealized appreciation of investments ..........................................                   5,398,532
Change in unrealized appreciation of foreign denominated assets and liabilities ...........                        (124)
                                                                                                            -----------
Net realized and unrealized gain (loss) on investments and foreign currency transactions ..                   6,719,333
                                                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................................                 $ 7,556,867
                                                                                                            ===========


                        See Notes to Financial Statements

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                      YEAR ENDED       YEAR ENDED
                                                                                                      DECEMBER 31,     DECEMBER 31,
                                                                                                         2004             2003
                                                                                                     -------------    -------------
INCREASE IN NET ASSETS FROM:
OPERATIONS:
   Net investment income .........................................................................   $     837,534    $     491,709
   Realized gain (loss) from security transactions ...............................................       1,317,931          (89,809)
   Realized gain (loss) from foreign currency transactions .......................................           2,994           (1,664)
   Change in unrealized appreciation of investments ..............................................       5,398,532        5,323,879
   Change in unrealized appreciation of foreign denominated assets and liabilities ...............            (124)             510
                                                                                                     -------------    -------------
     Net increase in net assets resulting from operations ........................................       7,556,867        5,724,625
                                                                                                     -------------    -------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income
     Initial Class Shares ........................................................................        (331,869)        (336,311)
     Class R1 Shares .............................................................................              --               --
                                                                                                     -------------    -------------

                                                                                                          (331,869)        (336,311)
                                                                                                     -------------    -------------
CAPITAL SHARE TRANSACTIONS*:
   Proceeds from sales of shares
     Initial Class Shares ........................................................................      13,037,291      177,134,362
     Class R1 Shares .............................................................................       2,781,167               --
                                                                                                     -------------    -------------
                                                                                                        15,818,458      177,134,362
                                                                                                     -------------    -------------
   Reinvestment of dividends
     Initial Class Shares ........................................................................         331,869          336,311
     Class R1 Shares .............................................................................              --               --
                                                                                                     -------------    -------------
                                                                                                           331,869          336,311
                                                                                                     -------------    -------------
   Cost of shares reacquired
     Initial Class Shares ........................................................................     (11,426,131)    (178,823,891)
     Class R1 Shares .............................................................................        (216,490)              --
     Redemption fees .............................................................................             285               --
                                                                                                     -------------    -------------
                                                                                                       (11,642,336)    (178,823,891)
                                                                                                     -------------    -------------
     Net increase (decrease) in net assets resulting from capital share transactions .............       4,507,991       (1,353,218)
                                                                                                     -------------    -------------
     Total increase in net assets ................................................................      11,732,989        4,035,096
NET ASSETS:
Beginning of year ................................................................................      19,344,080       15,308,984
                                                                                                     -------------    -------------
End of year (including undistributed net investment income of $811,899 and $387,616, respectively)   $  31,077,069    $  19,344,080
                                                                                                     =============    =============

   * SHARES OF BENEFICIAL INTEREST ISSUED AND REAQUIRED (UNLIMITED NUMBER OF
     $.001 PAR VALUE SHARES AUTHORIZED)

INITIAL CLASS SHARES:
   Shares sold ...................................................................................         883,772       17,109,103
   Reinvestment of dividends .....................................................................          24,154           35,106
   Shares reacquired .............................................................................        (782,971)     (17,203,523)
                                                                                                     -------------    -------------
   Net increase (decrease) .......................................................................         124,955          (59,314)
                                                                                                     =============    =============
CLASS R1 SHARES:+
   Shares sold ...................................................................................         178,393
   Shares reacquired .............................................................................         (13,719)
                                                                                                     -------------
   Net increase ..................................................................................         164,674
                                                                                                     =============

+  Inception date of Class R1 shares May 1, 2004


                        See Notes to Financial Statements

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                   INITIAL CLASS SHARES                    CLASS R1 SHARES
                                                   ------------------------------------------------------  ---------------
                                                                                                            FOR THE PERIOD
                                                                                                            MAY 1, 2004(e)
                                                                    YEAR ENDED DECEMBER 31,                    THROUGH
                                                   -------------------------------------------------------    DECEMBER 31,
                                                    2004         2003        2002        2001        2000        2004
                                                    ----         ----        ----        ----        ----   --------------
Net Asset Value, Beginning of Period ...........   $13.24       $10.07      $10.87      $10.62      $ 9.15      $13.55
                                                   ------       ------      ------      ------      ------      ------
Income From Investment Operations:
  Net Investment Income ........................     0.49         0.33        0.38        0.35        0.34        0.18
  Net Realized and Unrealized Gain (Loss) on
   Investments and Foreign Currency Transactions     4.24         3.06       (0.85)       0.20        1.33        3.97
                                                   ------       ------      ------      ------      ------      ------
Total From Investment Operations ...............     4.73         3.39       (0.47)       0.55        1.67        4.15
                                                   ------       ------      ------      ------      ------      ------
Less Dividends:
  Dividends from Net Investment Income .........    (0.22)       (0.22)      (0.33)      (0.30)      (0.20)         --
                                                   ------       ------      ------      ------      ------      ------
  Total Dividends ..............................    (0.22)       (0.22)      (0.33)      (0.30)      (0.20)         --

Redemption fees ................................       --(f)       --          --          --          --           --(f)
                                                   ------       ------      ------      ------      ------      ------
Net Asset Value, End of Period .................   $17.75       $13.24      $10.07      $10.87      $10.62      $17.70
                                                   ======       ======      ======      ======      ======      ======
Total Return (a) ...............................    36.21%       34.50%      (4.48)%      5.34%      18.71%      30.63%
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ................  $28,163      $19,344     $15,309     $13,947      $6,875      $2,915
Ratio of Gross Expenses to Average Net Assets ..    1.45%         1.49%       1.48%       1.62%       2.27%       2.46%(d)
Ratio of Net Expenses to Average Net Assets (c)     1.20%         1.49%       1.46%(b)    1.50%(b)    1.45%(b)    1.10%(d)
Ratio of Net Investment Income to Average
  Net Assets (c) ...............................    3.52%         2.68%       3.04%       4.17%       4.21%       4.01%(d)
Portfolio Turnover Rate ........................      29%           19%        139%         74%        233%         29%

----------------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.
(b)  Excluding interest expense.
(c) Net effect of expense waivers, brokerage arrangement and custodian fee arrangement to average net assets of the Initial Class shares for the years ended December 31, 2004, December 31, 2001 and December 31, 2000, was 0.25%, 0.07% and 0.12%, respectively and for the period ending December 31, 2004 for the Class R1 shares was 1.36%.
(d)  Annualized
(e)  Inception date of Class R1 shares.
(f)  Amount represents less than $0.01 per share.



                        See Notes to Financial Statements

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Worldwide Real Estate Fund (the "Fund"), a diversified fund of the Trust, in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates. The Fund offers two classes of shares: shares that have been continuously offered since the inception of the Fund, the Initial Class, and Class R1 shares that became available for purchase on May 1, 2004. The two classes are identical except Class R1 shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported as of the close of each business day. As of June 23, 2003, the portfolio began pricing securities traded on the NASDAQ Stock Market using the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committe of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies as of the close of each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.   DIVIDENDS  AND   DISTRIBUTIONS--Dividend   income  and   distributions   to
shareholders are recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with U.S. generally accepted accounting principles.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated based on the identified cost basis. Interest income is accrued as earned.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

NOTE 2--MANAGEMENT AGREEMENT--Van Eck Associates Corp. (the "Adviser") earns fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1% of the average daily net assets. The Adviser agreed to assume expenses exceeding 1.10% of the average daily net assets except interest, taxes, brokerage commission and extraordinary expenses for the period May 1, 2004 through April 30, 2005. For the year ending December 31, 2004 the Adviser assumed expenses in the amount of $69,397. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation the Distributor.

NOTE   3--INVESTMENTS--Purchases  and  sales  of  securities,  other  than  U.S.
government securities and short-term obligations, aggregated $9,310,438 and $6,092,689, respectively, for the year ended December 31, 2004.

NOTE 4--INCOME TAXES--For federal income tax purposes, the identified cost of investments owned at December 31, 2004 was $20,177,565. As of December 31, 2004, net unrealized appreciation for federal income tax purposes aggregated $10,957,832, of which all related to appreciated securities.

At December 31, 2004, the components of accumulated earnings on a tax basis were as follows; undistributed ordinary income of $789,891 undistributed long-term capital gains of $181,092 accumulated capital and other losses of $405, and unrealized appreciation of $10,958,311.

The tax character of distributions paid to shareholders during the years ended December 31, 2004 and December 31, 2003, respectively were as follows: ordinary income $331,869 and $336,311.

The Fund utilized $1,012,850 of capital losses in the current fiscal year.

Net capital and net currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2004, the Fund intends to defer to January 1, 2005, for U.S. Federal income tax purposes, post -October currency losses of $405.

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During the year ended December 31, 2004, as a result of permanent book to tax differences, the Fund decreased accumulated undistributed net investment income by $81,382 and increased accumulated net realized gain on investments by $81,382. Net assets were not affected by this reclassification. These differences are primarily due to foreign currency transactions and investments in Real Estate Investment Trusts and Passive Foreign Investment Companies.

NOTE 5--CONCENTRATION OF RISK--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The  aggregate   shareholder   accounts  of  a  three  insurance  companies  own
approximately 40%, 31% and 19% of the Initial Class shares and one insurance company owns approximately 99% of the Class R1 shares.

NOTE 6--WARRANTS--The Fund invests in warrants whose values are linked to indices or underlying instruments. The Fund uses these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

NOTE 7--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may buy or sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligations or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Realized and unrealized gains and losses from forward foreign currency contracts are included in realized and unrealized gains and losses from foreign currency transactions. At December 31, 2004, the Fund had no forward foreign currency contracts outstanding.

NOTE 8--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. As of December 31, 2004, the net value of the asset and corresponding liability of the Fund's portion of the Plan is $1,647.

NOTE 9--BANK LINE OF CREDIT--The Trust may participate with other funds managed by the Adviser (the "Van Eck Funds") in a $15 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Van Eck Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Van Eck Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 2004, the Fund borrowed an average daily amount of $1,869 at a weighted average interest rate of 1.67% under the Facility. At December 31, 2004, there were no outstanding borrowings under the Facility.

NOTE 10--REPURCHASE AGREEMENT--Collateral for repurchase agreements, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligations, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

NOTE  11--REGULATORY   MATTERS--In   connection  with  their  investigations  of
practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General ("NYAG") and the United States Securities and Exchange Commission ("SEC") have requested and received information from the Adviser. The investigations are ongoing, and the Adviser is continuing to cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a "Wells Notice" from the SEC in connection with the SEC's investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers.

There cannot be any assurance that if the SEC or NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

NOTE 12--SUBSEQUENT EVENT--An income dividend of $0.38 per share, a short-term capital gain distribution of $0.075 per share and a long-term capital gain distribution of $0.105 per share was paid on January 31, 2005 to shareholders of the Initial Class shares and the Class R1 shares of record as of January 31, 2005 with investment date of January 31, 2005.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Worldwide Real Estate Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Real Estate Fund (one of the funds comprising Van Eck Worldwide Insurance Trust) (the "Fund"), including the schedule of portfolio investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Worldwide Real Estate Fund at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the indicated periods, in conformity with U.S. generally accepted accounting principles.





                                   /s/ Ernst & Young LLP




New York, New York
February 10, 2005

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS (UNAUDITED)

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1),
DATE OF BIRTH,                                                               NUMBER OF
POSITION(S) HELD WITH          PRINCIPAL                                     PORTFOLIOS IN
FUND AND LENGTH OF             OCCUPATION(S)                                 FUND COMPLEX(3)     OTHER DIRECTORSHIPS
SERVICE AS A VAN ECK           DURING PAST                                   OVERSEEN            HELD OUTSIDE THE
TRUSTEE(2):                    FIVE YEARS:                                   BY TRUSTEE          FUND COMPLEX:
--------------------           -------------------                           ----------------    ---------------------

INTERESTED TRUSTEES:
--------------------

Jan F. van Eck(4)              Director, Van Eck Associates                        9              None
(9/26/63)+*                    Corporation; President and Director,
Trustee since 1998             Van Eck Securities Corporation and
                               other affiliated companies; President
                               and Director, Van Eck Capital, Inc.;
                               President and Director, Van Eck
                               Absolute Return Advisers Corporation,
                               Director, Greylock Capital Associates LLC



INDEPENDENT TRUSTEES:
---------------------

Richard C. Cowell              Private investor                                    9              Director, West Indies &
(6/13/27)P. ++                                                                                    Caribbean Development Ltd.
Trustee since 1985


David J. Olderman              Private investor                                    9              None
(8/19/35)P. ++
Trustee since 1994


Ralph F. Peters                Private investor                                    9              None
(3/21/29)P. ++
Trustee since 1987


R. Alastair Short              Managing Director, The                              9              Director, Techbanc, Inc.
(8/08/53)P. ++                 GlenRockGroup, LLC, May
Trustee since 2004             2004 to present; Director, Techbanc,
                               Inc.; President, Apex Capital
                               Corporation (January 1999-May 2004);
                               President, Matrix Global Investments
                               (July 1997-January 1999)


Richard D. Stamberger          President and CEO, SmartBrief.com                   9             Partner and Co-founder, Quest
(5/29/59)P. ++                                                                                   Partners, LLC; Executive Vice
Trustee since 1994                                                                               President, Chief Operating Officer
                                                                                                 and Director of NuCable Resources
                                                                                                 Corporation

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS (UNAUDITED) (CONTINUED)


TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1),
DATE OF BIRTH,
POSITION(S) HELD WITH             PRINCIPAL
FUND AND LENGTH OF                OCCUPATION(S)
SERVICE AS A VAN ECK              DURING PAST
TRUSTEE(2):                       FIVE YEARS:
---------------------             --------------

OFFICERS:
---------

Alex W. Bogaenko                  Controller, Van Eck Funds;
(4/13/63)                         Director of Portfolio Administration,
Controller since 1997             Van Eck Associates Corporation and
                                  Van Eck Securities Corporation;
                                  Officer of two other investment companies advised by the Adviser


Charles T. Cameron                President, Worldwide Bond Fund;
(3/30/62)                         Director of Trading, Van Eck
Vice President since 1996         Associates Corporation; Co-Portfolio
                                  Manager, Worldwide Bond Fund Series;
                                  Officer of another investment company
                                  advised by the Adviser


Keith J. Carlson                  Managing Director, Van Eck Securities
(5/15/56)                         Corporation since February 2004;
Chief Executive Officer           Private investor, June 2003-January 2004;
and President since 2004          Independent consultant, Waddell & Reed, Inc.,
                                  April 2002-May 2003; Senior Vice President,
                                  Waddell & Reed, Inc., December 2002-March
                                  2003; President, Chief Executive Officer and
                                  Director, Ivy Mackenzie Distributors, Inc.,
                                  June 1993-December 2002; Chairman, Director and President, Ivy Mackenzie Services
                                  Corporation, June 1993-December 2002;
                                  Chairman, Director and Senior Vice President,
                                  Ivy Management, Inc., January 1992-December
                                  2002; President, Chief Executive Officer,
                                  Director, Executive Vice President and Senior
                                  Vice President, Mackenzie Investment
                                  Management, Inc., April 1985-December 2002;
                                  Officer of two other investment companies advised by the Adviser.

Susan C. Lashley                  Vice President, Van Eck Associates
(1/21/55)                         Corporation; Vice President, Mutual Fund
Vice President since 1988         Operations, Van Eck Securities Corporation;
                                  Officer of another investment company
                                  advised by the Adviser

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS (UNAUDITED) (CONTINUED)


TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1),
DATE OF BIRTH,
POSITION(S) HELD WITH             PRINCIPAL
FUND AND LENGTH OF                OCCUPATION(S)
SERVICE AS A VAN ECK              DURING PAST
TRUSTEE(2):                       FIVE YEARS:
---------------------             --------------

OFFICERS:
---------

Patricia A. Maxey                 Van Eck Associates Corporation since
(7/10/67)                         February 2004. Associate, Kirkpatrick &
Vice President, Secretary         Lockhart LLP (2001-February 2004);
and Chief Compliance              Associate General Counsel,
Officer since 2004                Legg Mason Wood Walker, Inc.,
                                  (1999-2000); Officer of two other
                                  investment companies advised
                                  by the Adviser


Bruce J. Smith                    Senior Vice President and Chief
(3/15/55)                         Financial Officer, Van Eck Associates
Vice President and Treasurer      Corporation, Van Eck Securities Corporation
since 1985                        and other affiliated companies;
                                  Officer of two other investment companies advised by the Adviser


Derek S. van Eck(4)               President of Worldwide Hard Assets
(9/16/64)[dagger]+                Fund series and the Worldwide Real
Executive Vice President          Estate Fund series of Van Eck Worldwide
since 2004                        Insurance Trust and the Global Hard Assets
                                  Fund series of Van Eck Funds; Executive Vice
                                  President, Director, Global Investments;
                                  President and Director of Van Eck Associates
                                  Corporation; Executive Vice President and
                                  Director of Van Eck Securities Corporation and other affiliated companies; Director, Greylock
                                  Capital Associates LLC; Officer of two other investment companies advised by the Adviser

-------------------------
(1) The address for each Trustee and Officer is 99 Park Avenue, 8th Floor, New York, New York 10016.

(2) Each Trustee serves for an indefinite term, until his resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all independent trustees, which provides that independent trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75. With respect to the Trustees currently serving, the mandatory retirement policy shall not apply until after December 31, 2007. Officers are elected yearly by the Trustees.

(3)       The Fund Complex consists of the Trust, Van Eck Funds and Van Eck
          Funds, Inc.

(4) Messrs. Jan F. van Eck and Derek S. van Eck are brothers and each is the son of John C. van Eck, who retired from the Board as of December 31, 2003.

[dagger] An "interested person" as defined in the 1940 Act. Messrs. Jan F. van Eck and Derek S. van Eck are interested persons as they own shares and are on the Board of Trustees/Officers of the investment adviser.

*         Member of Executive Committee.

++        Member of the Governance Committee.

P.        Member of Audit Committee.

+         Mr. Derek S. van Eck resigned from the Board of Trustees as of June 1,
          2004.

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

                      [This Page Intentionally Left Blank]

[VAN ECK GLOBAL LOGO OMITTED]                                  [GRAPHIC OMITTED]
Investment Adviser:    Van Eck Associates Corporation
       Distributor:    Van Eck Securities Corporation
                       99 Park Avenue, New York, NY 10016 www.vaneck.com


This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. Please read the prospectus carefully before investing.

Additional information about the Fund's Board of Trustees/Officers and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending December 31 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Commission's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available on the Commission's website at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The Fund's complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS

a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that David Olderman, a member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal accountant for the Worldwide Insurance Trust, billed audit fees of $148,627 for 2004 and $130,558 for 2003.

b)   Audit-Related Fees

     Ernst & Young billed audit-related fees of $20,249 for 2004 and $36,575 for 2003.

c)   Tax Fees

     Ernst & Young billed tax fees of $17,000 for 2004 and $8,160 for 2003.

d)   All Other Fees

     None.

e) The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g) Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a) The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Real Estate Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide Real Estate Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.


Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE REAL ESTATE FUND

By (Signature and Title) /s/ Bruce J. Smith, VP & Treasurer
                         ----------------------------------
Date March 7, 2005
     ------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Keith J. Carlson, CEO
                        ---------------------------

Date March 7, 2005
     ------------


By (Signature and Title) /s/ Bruce J. Smith, CFO
                        ------------------------
Date March 7, 2005
     -------------